Annuity Investors Life Insurance Company®

Annuity Investors® Variable Account B

The Commodore Spirit®

Individual and Group Flexible Premium Deferred Variable Annuities

Supplement Dated June 1, 2021

to Prospectus Dated April 30, 2021

This supplement is intended to update certain information in the above-referenced prospectus for the Commodore Spirit Annuity (“the Contract”). All other provisions outlined in the prospectus remain unchanged. Unless otherwise indicated, terms used in this supplement have the same meaning as in the Contract prospectus.

On January 27, 2021, American Financial Group, Inc. announced it had entered into an agreement to sell Great American Life Insurance Company, Annuity Investors Life Insurance Company, Great American Advisors, Inc., and another of its insurance companies to Massachusetts Mutual Life Insurance Company (the “Transaction”). The Transaction has been completed, as of the date of this supplement.

The terms and provisions of your Contract are not changed by the Transaction, and Annuity Investors Life Insurance Company will continue to be responsible for the liabilities and obligations of all its outstanding contracts. The Transaction does not affect the terms of, or the rights and obligations under, the Contract.

The Transaction does not change the fact that Annuity Investors Life Insurance Company is and will remain the issuer of the Contract.

Please also note that, in connection with the Transaction, Great American Advisers, Inc. remains the principal underwriter for the Contracts issued by Annuity Investors Life Insurance Company.

If you have any questions about this supplement, please call 1-800-789-6771 or contact your registered representative.

Please retain this supplement for future reference.